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                                                                   EXHIBIT 10.25


                                 PROMISSORY NOTE

Germantown, Tennessee                                               $765,000.00
February 4, 1998

         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Maker") hereby promises to pay to the order of TRUST ONE BANK ("Holder"), at the office of Holder, 2171 Judicial Drive, Suite # 101, Germantown, Tennessee, 38138, or at such other place as the Holder may from time to time designate, the principal sum of Seven Hundred Sixty-Five Thousand and No/100 Dollars ($765,000.00) of so much of said principal sum as may be advanced by Holder to Maker, with interest only from the date of each advance on the unpaid principal balance at Holder's floating "Prime Rate" plus one percent (1%) per annum payable monthly, commencing on the 30th day Following the first advance, and continuing on the same day of each and every month thereafter until the Conversion Date (as that term is defined in that certain Loan Agreement of even date herewith by and between Maker and Holder), at which time all interest shall be paid current, and after which date Maker shall pay monthly principal and interest installments ("Amortization Payments") based on a ten (10) year amortization with interest at Holder's Prime Rate plus one percent (1%) per annum, fixed as of the Conversion Date. Amortization Payments shall commence thirty (30) days after the Conversion Date, and continue on the same day of each and every month thereafter through the sixtieth (60th) month, at which time any unpaid principal and interest and all other sums due under this Note shall be paid in full. As used herein, the term "Prime Rate" means the rate of interest announced from time to time by Holder as its prime rate, which rate may not necessarily be its best lending rate. The rate of interest provided herein shall be calculated daily (computed on the basis of actual days elapsed over a year of 360 days) to reflect changes in the Prime Rate as such rate may change from time to time. In the event Holder shall abolish or abandon the practice of announcing its Prime Rate or the same shall be unascertainable, Holder shall designate a comparable interest rate that shall be deemed to be the Prime Rate under this Note.

         PRE-PAYMENT. The indebtedness evidenced hereby may be pre-paid in whole or in part at Maker's election at any time and from time to time. Pre-payments hereunder shall, at Holder's option, first be applied to any accrued and unpaid interest, with the remainder being credited to principal. Partial prepayments of principal shall not have the effect of suspending or deferring the monthly payments herein provided for, and the same shall continue to be due and payable on each due date subsequent to such partial payment of principal but shall operate to effect full payment on the principal at an earlier date.

         TIME. Time is of the essence of this Note.

         DEFAULT. If the Maker fails to pay when due any amount payable hereunder and such failure shall continue for fifteen (15) days after receipt of notice by Maker from the Holder specifying such default; fails to perform or breaches any covenant, agreement or undertaking in any Loan Document; or defaults under the terms of any Loan Document; then, in any such event, there shall be deemed to be an "Event of Default" hereunder. In such event, Holder, at its option, may declare the outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, or under the Loan Documents, together with all unpaid interest accrued thereon, without notice to Maker, immediately due, payable and collectable regardless of the date of maturity. Upon any Event of Default, principal and unpaid interest shall bear interest thereafter until paid at the highest rate allowed by applicable law. From and after any Event of Default, Holder may exercise its remedies as a secured party under the Uniform Commercial Code as adopted in Tennessee and cause the Trustee under the Trust Deed to sell the Mortgaged Property at a trustee sale or otherwise foreclose all liens (including the lien of the Trust
Deed) securing the indebtedness evidenced by this Note, whether by judicial proceeding or otherwise, ail at the Holder's option.

         SECURITY FOR THIS NOTE. This Note is secured, among other things, by
(i) a certain Deed of Trust and Security Agreement of even date herewith (herein "Trust Deed"); (ii) financing statements of even date herewith; and (iii) any other Loan Documents which may be required by Holder.

         LATE CHARGE. In the event Holder, in its sole and exclusive discretion, determines that it shall from time to time accept a payment more than 15 days past its due date, as a condition preceding such acceptance, Maker agrees to hereby pay the Holder a late charge of an additional 5% of the unpaid amount of the payment then due.

         ADDITIONAL GROUNDS FOR ACCELERATION. The indebtedness evidenced by this Note, may, at Holder's option, be declared due and payable if the Mortgaged Property or any interest therein is leased (except in the ordinary course of business), sold, assigned, conveyed, transferred (whether voluntary or involuntary), further incumbered or mortgaged, unless the Holder first approves in writing the credit worthiness of the lessee, optionee, transferee, vendor, assignee, grantee, encumbrancer, mortgagee or partner. The Holder agrees that such approval shall not be unreasonably withheld or delayed.


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         ATTORNEY'S FEE AND EXPENSES. If an Event of Default shall have occurred, and Holder employs an attorney or incurs other expenses for the collection of the amounts payable under this Note or to protect the security therefore, as described in the Loan Documents, whether suit be brought or not, including those expenses and fees incurred in foreclosure, or court proceedings, or any other litigation or proceeding affecting this Note or its security, or reasonably incurred in any other way, then, in any such event, Maker shall pay to Holder the sum of Holder's reasonable attorney's fees and collection expenses.

         ADVANCES BY HOLDER. Should Holder either before or after an Event of Default advance any sum pursuant to the provisions of this Note or the Loan Documents, in order to pay any sum which the Maker is required to pay, or to pay any sum to cure any default of Maker, or to do or perform any such act on behalf of Maker, then Holder, at Holder's option, shall make such payment, or do or perform any such act on behalf of Maker. All such payments made by Holder and all costs and expenses incurred by Holder in doing or performing such acts shall become immediately due and payable and, until paid, shall be and become part of this indebtedness and shall bear interest at the highest rate of interest per annum allowed by applicable law.

         NO WAIVER BY HOLDER. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as reinstatement of the indebtedness hereby evidenced or as a waiver of such right of acceleration, or the right of Holder thereafter to insist upon strict compliance with the terms of this Note or (ii) to prevent the exercise of such right of acceleration or any right granted hereunder or by the laws of the State of Tennessee; and Maker hereby expressly waives benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of time for payment of this Note or any installment hereunder, made by agreement with any person now or hereafter liable for payment of this Note shall operate or release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder otherwise agrees in writing. This Note may not be changed orally, bother way, then, in any such event, Maker shall pay to Holder the sum of Holder's reasonable attorney's fees and collection expenses.

         ADVANCES BY HOLDER. Should Holder either before or after an Event of Default advance any sum pursuant to the provisions of this Note or the Loan Documents, in order to pay any sum which the Maker is required to pay, or to pay any sum to cure any default of Maker, or to do or perform any such act on behalf of Maker, then Holder, at Holder's option, shall make such payment, or do or perform any such act on behalf of Maker. All such payments made by Holder and all costs and expenses incurred by Holder in doing or performing such acts shall become immediately due and payable and, until paid, shall be and become part of this indebtedness and shall bear interest at the highest rate of interest per annum allowed by applicable law.

         NO WAIVER BY HOLDER. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed ( i) as a novation of this Note or as reinstatement of the indebtedness hereby evidenced or as a waiver of such right of acceleration, or the right of Holder thereafter to insist upon strict compliance with the terms of this Note or (ii) to prevent the exercise of such right of acceleration or any right granted hereunder or by the laws of the State of Tennessee; and Maker hereby expressly waives benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of time for payment of this Note or any installment hereunder, made by agreement with any person now or hereafter liable for payment of this Note shall operate or release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder otherwise agrees in writing. This Note may not be changed orally, but only agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         WAIVER OF NOTICE. Maker and all who may become liable for same, jointly and severably, waive presentment for payment, protest, notice of protest, notice of non-payment, demand and all legal diligence in enforcing collection, and hereby expressly agree that the Holder of this Note may defer or postpone collection of the whole or any part thereof, either principal and/or interest, or may extend or renew the whole or any part thereof, either principal and/or interest, or may accept additional collateral or security for the payment of this Note, or may release the whole or any part of any collateral security and/or liens given to secure the payment of this Note, or may release from liability on account of this Note, Maker or other parties, all without notice to them or any of them; and such delay, postponement, renewal, extension, acceptance of additional collateral or security and/or release shall not in any way operate to release, discharge, modify, change or affect the obligation of Maker or any other parties liable for this Note, or any who may become liable for the payment hereof.


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         LIMIT OF VALIDITY. It is the intention of the parties hereto to comply strictly with the applicable usury laws; and, accordingly, in no event and upon no contingency shall the Holder ever be entitled to receive, collect, or apply as interest, any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate which the Holder may lawfully charge under applicable law in effect from time to time; and in the event that the Holder ever receives, collects or applies as interest to any such excess, such amount which, but for this provision, would be excessive interest, the same shall be applied to the reduction of the principal amount of the indebtedness hereby evidenced; and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Maker, or other party lawfully entitled thereto. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest rate which the Holder hereof may lawfully charge under applicable laws in effect from time to time, the parties hereto shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as a reasonable loan charge rather than as interest. Any provision hereof, or any other agreement that operates to bind, obligate, or compel the Maker to pay interest in excess of such maximum rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein and in any other agreement that is in conflict with the provisions of this paragraph.

         GOVERNING LAW. This Note shall be governed and construed in accordance with the laws of the State of Tennessee from time to time in effect, except to the extent that applicable federal law may permit the charging of a higher rate of interest than under applicable state law, in which event such applicable federal laws, as amended and supplemented from time to time, shall govern and control the maximum rate of interest permitted to be charged hereunder.

         SUCCESSORS AND ASSIGNS. The term "Holder" shall include the party named herein as holder and any subsequent holder or holders of this Note. The terms of this Note shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, personal representatives, successors and assigns, as if they were in every case named and expressed, and wherever references are made to either of the parties hereto, the same shall be held to include and apply to their heirs, legal executors, administrators, successors, and assigns, as if they were in every case named an expressed.

         DEFINITIONS. Whenever used in this Note the following words and terms shall have the meanings respectfully ascribed to them.

         1. "Loan Documents" shall mean any and all instruments executed by the Maker to evidence or secure or which pertain to the payment of the indebtedness under this Note or the performance or discharge of the obligations under this Note, including, without limiting the generality of the foregoing, the Trust Deed, the financing statements, that certain Loan Agreement of even date herewith between Maker and Holder and any and all other documents related to the Indebtedness now or hereafter executed by Maker.

         2. "Mortgaged Property" shall be broadly meant to include all of the property described in the Trust Deed of even date securing the indebtedness evidenced by this Note.

         3. "Indebtedness" shall be broadly meant to include all sums owing under this Note, including, without limiting the generality of the foregoing, the unpaid principal balance, together with all accrued interest, advances hereunder and all other sums owing under this Note.

         LAWFUL MONEY. Principal, interest and all other sums due or that become due under this Note are payable in the lawful money of the United States.

         NAME OF MAKER: JOINT AND SEVERAL LIABILITY. In this Note, the singular shall include the plural. Should this Note be signed or endorsed by more than one person (whether in one or more capacities) and/or entity, all duties and obligations contained in this Note shall be the join and several obligations of each maker and endorser of this Note.

         TITLES. Titles of this paragraphs are for convenience only and neither limit nor amplify the provisions of this Note.

         SET-OFF. Holder shall have a right of set-off, in the full amount of all of Maker's obligations to the Holder against any deposits, assets held by, or other amounts owed by the Holder to, or held by the Holder for, the Maker, as well as a lien on any and all property of the Maker which is or may be in the Holder's possession, at any time or from time to time, without notice to the Maker to any other person, any such notice being hereby expressly waived.


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         NOTICE. Any notice required under the terms of this Note shall comply with 8.6 of theTrust Deed.

                                       BACK YARD BURGERS, INC.

                                       By:
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                                       By:
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